UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 4, 2024

ADC Therapeutics SA

(Exact Name of Registrant as Specified in Its Charter)

Switzerland (State or Other Jurisdiction of Incorporation)	001-39071 (Commission File Number)	N/A (IRS Employer Identification Number)

Biopôle Route de la Corniche 3B 1066 Epalinges Switzerland (Address of Principal Executive Offices) (Zip Code)	+41 21 653 02 00 (Registrant’s Telephone Number)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Shares, par value CHF 0.08 per share	ADCT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 C.F.R. §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 C.F.R. §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

Item 7.01. Regulation FD Disclosure.

On January 4, 2024, ADC Therapeutics SA (the “Company”) issued a press release and made available a corporate presentation that include the preliminary ZYNLONTA net sales for the quarter ended December 31, 2023 and the preliminary cash and cash equivalents as of December 31, 2023. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein. A copy of the corporate presentation is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

The ZYNLONTA net sales and cash and cash equivalents figures are preliminary and unaudited and reflect the Company’s estimated financial results. In preparing this information, management made a number of complex and subjective judgments and estimates about the appropriateness of certain reported amounts and disclosures. The Company’s actual financial results for the quarter and year ended December 31, 2023 have not yet been finalized by management or audited or reviewed by the Company’s independent auditors. The preliminary financial information is not a comprehensive statement of all financial results for the quarter or year ended December 31, 2023. Subsequent information or events may lead to material differences between the foregoing preliminary financial results and those reported in the Company’s subsequent SEC filings. Accordingly, investors should not place undue reliance on these preliminary financial results.

The information contained in these Items and Exhibits 99.1 and 99.2 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press release dated January 4, 2024
99.2	Corporate presentation dated January 4, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADC Therapeutics SA
Date: January 4, 2024
	By:	/s/ Peter J. Graham
	Name:	Peter J. Graham
	Title:	Chief Legal Officer